VAN KAMPEN
                                PROSPECTUS PART I

               COLORADO INSURED MUNICIPALS INCOME TRUST, SERIES 88


--------------------------------------------------------------------------------




   Colorado Insured Municipals Income Trust, Series 88 (the "Trust") (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 308 (the "Fund")) consists of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from all Federal income taxes under existing law and exempt to the extent described herein from Colorado state and local taxes when held by residents of Colorado (the "Bonds"). The objective of the Trust is Federal and Colorado tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. The Units of the Trust are rated "AAA" by Standard & Poor's. The Trust is referred to herein as the "State Trust" or "Insured Trust".

   The Trust consists of 9 issues of Bonds. One of the Bonds is a general obligation of the governmental entity issuing it and is backed by the taxing power thereof. The remaining issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount) as follows: Certificate of Participation, 3 (29%); Transportation, 2 (20%); Airport, 1 (15%); General Obligation, 1 (12%); Health Care, 1 (12%) and Higher Education, 1 (12%). The dollar weighted average maturity of the Bonds is 26 years.

                                              Monthly                Semi-Annual
                                         -------------            ------------
 ESTIMATED CURRENT RETURN:                     4.45%                    4.50%
 ESTIMATED LONG TERM RETURN:                   4.48%                    4.53%
 CUSIP:                                     196497-22-6              196497-23-4

   Estimated Current Return shows the estimated cash to be received each year from the Bonds (net of estimated annual expenses) divided by the Public Offering Price (including the sales charge).
   Estimated Long-Term Return shows the estimated return over the estimated life of the Trust. This is based on an average of the yields to maturity (or an earlier call date) of the Bonds adjusted to reflect the sales charge and estimated expenses. The average yield for the portfolio is derived by weighting each Bond's yield by its value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long-Term Return accounts for maturities, discounts and premiums of the Bonds.
   No return calculation can predict your actual return because returns vary with purchase price, sales charges, the length of the time Units are held and changes in portfolio composition, interest income and expenses. The estimated returns are designed to show a comparison rather than a prediction of returns. A yield calculation, which is more comparable to a calculation of an individual bond, may be higher or lower than these estimated returns which are more comparable to return calculations of other investment products.

                                DECEMBER 23, 1998


                  THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED
                  UNLESS ACCOMPANIED BY PART II. BOTH PARTS OF
                  THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE
                                   REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION

Initial Date of Deposit:                December 23, 1998
Principal Amount of Bonds:                    $ 2,045,000
Principal Amount of Bonds per Unit (1):        $ 1,000.00
Number of Units:                                    2,045

--------------------------------------------------------------------------------
PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------
Aggregate Offering Price of Bonds              $ 1,944,805
Aggregate Offering Price of Bonds per Unit     $    951.00
  Plus Sales Charge per Unit                   $     49.00
Public Offering Price per Unit (2)             $  1,000.00
Redemption Price per Unit                      $    943.69

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ESTIMATED ANNUAL INCOME PER UNIT
--------------------------------------------------------------------------------
                                                  Semi-
                                    Monthly      Annual

                                  -----------  -----------
Estimated Interest Income         $    46.88   $     46.88
  Less Estimated Expenses (4)     $     2.38   $     1.88
  Less Estimated Insurance
    Expenses                      $     --     $      --
Estimated Net Interest Income     $    44.50   $     45.00


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ESTIMATED DISTRIBUTIONS
--------------------------------------------------------------------------------
                                                  Semi-
                             Monthly             Annual
                         -----------------   -----------------
Initial Distribution     $       1.35 on     $       1.37 on
                         January 25, 1999   January 25, 1999
Normal Distribution (3)  $     3.70          $     22.50
Record Dates              10th day of      January 10 and
                           each month             July 10
Distribution Dates        25th day of      January 25 and
                           each month             July 25
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
                                                  Semi-
                                    Monthly      Annual
                                  -----------  -----------
SALES CHARGE (% OF PUBLIC
  OFFERING PRICE)                      4.90%         4.90%
ESTIMATED ANNUAL EXPENSES PER UNIT
  Trustee's Fee (5)               $     0.91   $      0.51
  Evaluator's Supervisory Fee     $     0.25   $      0.25
  Evaluator's Evaluation Fee (5)  $     0.30   $      0.30
  Other Operating Expenses        $     0.92   $      0.82
                                  -----------  -----------
Total Annual Expenses per Unit    $     2.38   $      1.88
                                  ===========  ===========

(1) Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will be called or mature in accordance with their terms (including the call or sale of zero coupon bonds at prices less than par value), there is no guarantee that the value of each Unit at Trust termination will be equal to the Principal Amount of Bonds per Unit.
(2) After the First Settlement Date (December 29, 1998), Unitholders will pay accrued interest from such date to the settlement date less distributions from the Interest Account after the First Settlement Date.
(3) This is based on estimated cash flows per Unit which will vary with changes in expenses, interest rates and maturity, call, exchange or sale of the Bonds. Estimated cash flows are set forth in the Information Supplement or are available upon request.
(4) Excludes insurance expenses.
(5) This fee is assessed per $1,000 principal amount of Bonds. Other fees are assessed per Unit.


PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                                                                        OFFERING
                                                                                                        PRICE TO
                                                                                                        COLORADO
AGGREGATE        NAME OF ISSUER, TITLE, INTEREST RATE AND                              REDEMPTION       IM-IT
PRINCIPAL        MATURITY DATE OF BONDS (1)(2)                             RATING (3)  FEATURE (4)      TRUST (2)
---------------  --------------------------------------------------------- ----------  --------------   -----------
$     250,000    Arapahoe County School District No. 1 (Englewood Schools)
                   Arapahoe County, Colorado, General Obligation Bonds,
                   Series 1998 (FSA Insured)
                   #4.50% Due 12/01/2016                                       AAA     2008 @ 100       $   240,842
      300,000    Englewood, Colorado, Certificates of Participation Bonds
                   (Civic Center Project) MBIA Insured
                   #5.10% Due 06/01/2023                                       AAA     2008 @ 100           301,500
      150,000    Moffat County, Colorado, Certificates of Participation Bonds
                   (Public Safety Center Project) Series 1998
                   (AMBAC Assurance Insured)                                           2008 @ 101
                   #5.125% Due 06/01/2023                                      AAA     2014 @ 100 S.F.      151,681
      300,000    City and County of Denver, Colorado, Department of Aviation,
                   Airport System Revenue Bonds, Series 1998B (FSA Insured)
                   #5.00% Due 11/15/2025                                       AAA     2008 @ 101           297,594
      250,000    Colorado, Health Facilities Authority, Revenue Bonds (Sisters
                   of Charity of Leavenworth Health Services Corporation)
                   MBIA Insured                                                        2008 @ 101
                   #5.00% Due 12/01/2025                                       AAA     2019 @ 100 S.F.      248,323
      145,000    Westminster, Colorado, Certificates of Participation Bonds,
                   Series 1998 (MBIA Insured)
                   #5.00% Due 12/01/2025                                       AAA     2008 @ 100           144,870
      300,000    E-470 Public Highway Authority, Colorado, Senior Revenue
                   Bonds, Series 1997A (MBIA Insured)                                  2007 @ 101
                   #5.00% Due 09/01/2026                                       AAA     2024 @ 100 S.F.      295,314
      100,000    E-470 Public Highway Authority, Colorado, Senior Revenue
                   Bonds, Series 1997B (MBIA Insured)
                   #0.00% Due 09/01/2026                                       AAA                           24,918
      250,000    Colorado, Educational and Cultural Facilities Authority,
                   Tax-Exempt Revenue Bonds (The Auraria Foundation/The
                   Regents of the University of Colorado Project)
                   Series 1998B (AMBAC Assurance Insured)                              2008 @ 100
                   #4.75% Due 09/01/2028                                       AAA     2024 @ 100 S.F.      239,763
---------------                                                                                         ------------
$   2,045,000                                                                                           $ 1,944,805
===============                                                                                         ============

---------------------------------------------------------------------------------------------------------------------

All of the Bonds are insured either by one of the Preinsured Bond Insurers as indicated in the Bond name or by a Portfolio Insurer under a portfolio insurance policy. See "Insurance on the Bonds in the Insured Trusts" in Prospectus Part II.

For an explanation of the footnotes used on this page, see "Notes to Portfolio".


NOTES TO PORTFOLIO

(1) The Bonds are represented by "regular way" or "when issued" contracts for the performance of which an irrevocable letter of credit, obtained from an affiliate of the Trustee, has been deposited with the Trustee. Contracts to acquire the Bonds were entered into during the period from December 21, 1998 to December 22, 1998.
(2) Other information regarding the Bonds is as follows:
                          COST TO           PROFIT (LOSS)
                          SPONSOR            TO SPONSOR
                      ---------------      ---------------
                    $    1,936,216        $      8,589
-----------------------------------------------
    The breakdown of the Preinsured Bond Insurers is as follows: AMBAC Assurance 20%, MBIA 53% and FSA 27%.
    The Sponsor may have entered into contracts which hedge interest rate fluctuations on certain Bonds. The cost of any such contracts and the corresponding gain or loss is included in the Cost to Sponsor. Bonds marked by "##" following the maturity date have been purchased on a "when, as and if issued" or "delayed delivery" basis. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. Delivery is expected to take place at various dates after the First Settlement Date. "#" prior to the coupon rate indicates that the Bond was issued at an original issue discount. See "The Trusts--Risk Factors" in Prospectus Part II. The tax effect of Bonds issued at an original issue discount is described in "Federal Tax Status" in Prospectus Part II.
(3) All ratings are by Standard & Poor's unless otherwise indicated. "*" indicates that the rating of the Bond is by Moody's. "o" indicates that the rating is contingent upon receipt by the rating agency of a policy of insurance obtained by the issuer of the bonds. "N/R" indicates that the rating service did not provide a rating for that Bond. For a brief description of the ratings see "Description of Ratings" in the Information Supplement.
(4) This is the year in which each Bond is initially or currently callable and the call price for that year. Each Bond continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to extraordinary optional or mandatory redemptions if certain events occur. See "The Trusts--Risk Factors" in Prospectus Part II.
   COLORADO RISK FACTORS. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Colorado has an expenditure limitation which it breached in fiscal year 1997.
   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services and trade, with construction reporting large gains in recent years. These sectors tend to be cyclical. Rapid job growth has kept unemployment low. There is no guarantee that such conditions will continue.
   The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.
   Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information" appearing in Prospectus Part II.
   TAX STATUS. The Internal Revenue Service Restructuring and Reform Act of 1998 provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. For a discussion of the Federal tax status of income earned on Colorado IM-IT Trust Units, see "Federal Tax Status" in Prospectus Part II.
   The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.
   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the income tax imposed by the State of Colorado that is applicable to individuals and corporations (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.
   In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Colorado law:
   Because Colorado income tax law is based upon the Federal law, the Colorado IM-IT Trust is not an association taxable as a corporation for purposes of Colorado income taxation.
    With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above: Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the
   Colorado IM-IT Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado IM-IT Trust, and the income of the Colorado IM-IT Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado IM-IT Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;
   Interest on Colorado Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado IM-IT Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;
   To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxes pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.
   Any proceeds paid under an insurance policy or policies issued to the Colorado IM-IT Trust with respect to the Bonds in the Colorado IM-IT Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in he normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.
   Each Colorado Unitholder will realize taxable gain or loss when the Colorado IM-IT Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado IM-IT Trust, if later);
   Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and
   If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado IM-IT Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.
   Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado IM-IT Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

   Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
   THE SPONSOR. Van Kampen Funds Inc. (formerly Van Kampen American Capital Distributors, Inc.) is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. (formerly VK/AC Holding, Inc.). Van Kampen Investments Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. (formerly Morgan Stanley, Dean Witter, Discover & Co.). American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. (formerly Van Kampen American Capital Investment Advisory Corp.) is the Evaluator of the Trust and is an affiliate of the Sponsor.
   UNDERWRITING. The Underwriters named below have purchased Units in the following amounts from the Sponsor. For additional information regarding the Underwriters, including information relating to compensation and benefits received by the Underwriters, see "Public Offering--Sponsor and Underwriter Compensation" in Prospectus Part II. The first three sentences of the last paragraph on page 9 of Prospectus Part II do not apply to the Trust.



    NAME                            ADDRESS                                                         UNITS
                                                                                             -----------------
  Van Kampen Funds Inc.             One Parkview Plaza, Oakbrook Terrace, Illinois 60181               1,845
  Morgan Stanley Dean Witter & Co.  2 World Trade Center, 59th Floor, New York, New York 10048           100
  Prudential Securities Inc.        1 New York Plaza, 14th Floor, New York, New York 10292-2014          100
                                                                                             -----------------
                                                                                                       2,045
                                                                                             =================


   LETTER OF INTENT. A purchaser desiring to purchase during a 13 month period $500,000 or more of any combination of series of Van Kampen unit investment trusts may qualify for a reduced sales charge by signing a nonbinding Letter of Intent with any single broker-dealer. After signing a Letter of Intent, at the date total purchases, less redemptions, of units of any combination of series of Van Kampen unit investment trusts by a purchaser (including units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age) exceed $500,000, the selling broker-dealer, bank or other will credit the unitholder with cash as a retroactive reduction of the sales charge on such units equal to the amount which would have been paid for the total aggregated sale amount. If a purchaser does not complete the required purchases under the Letter of Intent within the 13 month period, no such retroactive sales charge reduction shall be made.
   YEAR 2000 READINESS DISCLOSURE. The following two paragraphs constitute "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act of 1998. The Trust could be negatively impacted if computer systems used by the Sponsor, Evaluator, Trustee or other service providers to the Trust do not properly process date-related information after December 31, 1999. This is commonly known as the "Year 2000 Problem". The Sponsor, Evaluator and Trustee are taking steps to address this problem and to obtain reasonable assurances that other service providers to the Trust are taking comparable steps. We cannot guarantee that these steps will be sufficient to avoid any adverse impact on the Trust. This problem is expected to impact issuers or insurers to varying degrees based on factors such as issuer type and degree of technological sophistication. We cannot predict what impact, if any, this problem will have on the issuers or insurers of the Bonds.
   In addition, it is possible that the markets for the Bonds may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Moreover, corporate and governmental data processing errors may adversely affect issuers or insurers and overall economic uncertainties. The ability of individual issuers or insurers to make payments on the Bonds will be affected by remediation costs. Accordingly, the Bonds may be adversely affected.

                     REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

     TO THE BOARD OF DIRECTORS OF VAN KAMPEN FUNDS INC. AND THE UNITHOLDERS OF COLORADO INSURED MUNICIPALS INCOME TRUST, SERIES 88 (INCLUDED IN INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES
308):
   We have audited the accompanying statement of condition and the portfolio of Colorado Insured Municipals Income Trust, Series 88 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series
308) as of December 23, 1998. The statement of condition and portfolio are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase tax-exempt bonds by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colorado Insured Municipals Income Trust, Series 88 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 308) as of December 23, 1998, in conformity with generally accepted accounting principles.

   Chicago, Illinois                                        GRANT THORNTON LLP
   December 23, 1998



                             STATEMENT OF CONDITION
                             AS OF DECEMBER 23, 1998

         INVESTMENT IN BONDS

   Contracts to purchase Bonds (1)(2)                              $           1,944,805
   Accrued interest to the First Settlement Date (1)(2)                           14,296
                                                                   --------------------
         Total                                                     $           1,959,101
                                                                   ====================
         LIABILITY AND INTEREST OF UNITHOLDERS
   Liability--
         Accrued interest payable to Sponsor (1)(2)                $              14,296
   Interest of Unitholders--
         Cost to investors                                                     2,045,000
         Less: Gross underwriting commission                                     100,195
                                                                   --------------------
         Net interest to Unitholders (1)(2)                                    1,944,805
                                                                   --------------------
         Total                                                     $           1,959,101
                                                                   ====================


----------------------------------------------------------------------------------------

(1) The value of the Bonds is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price" in Prospectus Part
    II. The contracts to purchase Bonds are collateralized by an irrevocable letter of credit in an amount sufficient to satisfy such contracts.

(2) The Trustee will advance the amount of the net interest accrued to the First Settlement Date to the Trust for distribution to the Sponsor as the Unitholder of record as of such date.






                                   PROSPECTUS
                                     PART I




                                DECEMBER 23, 1998



                 INSURED MUNICIPALS INCOME TRUST AND INVESTORS'
                    UALITY TAX-EXEMPT TRUST, MULTI-SERIES 308


                           COLORADO INSURED MUNICIPALS
                             INCOME TRUST, SERIES 88







                              VAN KAMPEN FUNDS INC.



                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056












                  THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED
                  UNLESS ACCOMPANIED BY PART II. BOTH PARTS OF
                  THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE
                                   REFERENCE.

                                   VAN KAMPEN
                                PROSPECTUS PART I

            PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST, SERIES 240


--------------------------------------------------------------------------------



   Pennsylvania Insured Municipals Income Trust, Series 240 (the "Trust") (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 308 (the "Fund")) consists of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from all Federal income taxes under existing law and exempt to the extent described herein from Pennsylvania state and local taxes when held by residents of Pennsylvania (the "Bonds"). The objective of the Trust is Federal and Pennsylvania tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. The Units of the Trust are rated "AAA" by Standard & Poor's. The Trust is referred to herein as the "State Trust" or "Insured Trust".

   The Trust consists of 8 issues of Bonds. None of the Bonds are general obligations of the governmental entities issuing them or are backed by the taxing power thereof. All of the issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount) as follows: Health Care, 2 (33%); Higher Education, 2 (30%); Retail Electric/Gas/Telephone, 1 (16%); Transportation, 1 (12%) and Water and Sewer, 2 (9%). The dollar weighted average maturity of the Bonds is 28 years.

                                             Monthly                Semi-Annual
                                        -------------              ------------


ESTIMATED CURRENT RETURN:                     4.62%                    4.67%
ESTIMATED LONG TERM RETURN:                   4.66%                    4.71%


CUSIP:                                     70884F-12-6              70884F-13-4

   Estimated Current Return shows the estimated cash to be received each year from the Bonds (net of estimated annual expenses) divided by the Public Offering Price (including the sales charge).
   Estimated Long-Term Return shows the estimated return over the estimated life of the Trust. This is based on an average of the yields to maturity (or an earlier call date) of the Bonds adjusted to reflect the sales charge and estimated expenses. The average yield for the portfolio is derived by weighting each Bond's yield by its value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long-Term Return accounts for maturities, discounts and premiums of the Bonds.
   No return calculation can predict your actual return because returns vary with purchase price, sales charges, the length of the time Units are held and changes in portfolio composition, interest income and expenses. The estimated returns are designed to show a comparison rather than a prediction of returns. A yield calculation, which is more comparable to a calculation of an individual bond, may be higher or lower than these estimated returns which are more comparable to return calculations of other investment products.

                                DECEMBER 23, 1998


                  THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED
                  UNLESS ACCOMPANIED BY PART II. BOTH PARTS OF
                  THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE
                                   REFERENCE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION

Initial Date of Deposit:                December 23, 1998
Principal Amount of Bonds:                    $ 3,015,000
Principal Amount of Bonds per Unit (1):        $ 1,003.33
Number of Units:                                    3,005
--------------------------------------------------------------------------------
PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------
Aggregate Offering Price of Bonds              $ 2,887,812
Aggregate Offering Price of Bonds per Unit     $    961.00
  Plus Sales Charge per Unit                   $     39.00
Public Offering Price per Unit (2)             $  1,000.00
Redemption Price per Unit                      $    953.60
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ESTIMATED ANNUAL INCOME PER UNIT
--------------------------------------------------------------------------------
                                                  Semi-
                                    Monthly      Annual
                                  -----------  -----------
Estimated Interest Income         $    48.51   $     48.51


  Less Estimated Expenses (4)     $     2.31   $     1.81


  Less Estimated Insurance Expenses  $  --     $       --


Estimated Net Interest Income     $    46.20   $     46.70


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ESTIMATED DISTRIBUTIONS
--------------------------------------------------------------------------------
                                                Semi-
                           Monthly             Annual
                      -----------------   -----------------
Initial Distribution  $       1.41 on     $       1.42 on
                     January 25, 1999    January 25, 1999


Normal Distribution (3)   $     3.85         $     23.35


Record Dates              10th day of      January 10 and
                           each month             July 10
Distribution Dates        25th day of      January 25 and
                           each month             July 25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
                                                  Semi-
                                    Monthly      Annual
                                  -----------  -----------
SALES CHARGE (% OF PUBLIC OFFERING PRICE)3.90%       3.90%
ESTIMATED ANNUAL EXPENSES PER UNIT
  Trustee's Fee (5)               $     0.91   $      0.51
  Evaluator's Supervisory Fee     $     0.25   $      0.25
  Evaluator's Evaluation Fee (5)  $     0.30   $      0.30


  Other Operating Expenses        $     0.85   $      0.75
                                  -----------  -----------
Total Annual Expenses per Unit    $     2.31   $      1.81
                                  ===========  ===========


--------------------------------------------------------------------------------
(1) Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will be called or mature in accordance with their terms (including the call or sale of zero coupon bonds at prices less than par value), there is no guarantee that the value of each Unit at Trust termination will be equal to the Principal Amount of Bonds per Unit.
(2) After the First Settlement Date (December 29, 1998), Unitholders will pay accrued interest from such date to the settlement date less distributions from the Interest Account after the First Settlement Date.
(3) This is based on estimated cash flows per Unit which will vary with changes in expenses, interest rates and maturity, call, exchange or sale of the Bonds. Estimated cash flows are set forth in the Information Supplement or are available upon request.
(4) Excludes insurance expenses.
(5) This fee is assessed per $1,000 principal amount of Bonds. Other fees are assessed per Unit.


PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
                                                                                                        OFFERING
                                                                                                        PRICE TO
                                                                                                        PENNSYLVANIA
AGGREGATE        NAME OF ISSUER, TITLE, INTEREST RATE AND                              REDEMPTION       IM-IT
PRINCIPAL        MATURITY DATE OF BONDS (1)(2)                             RATING (3)  FEATURE (4)      TRUST (2)
---------------  --------------------------------------------------------- ----------  --------------   -----------
$     350,000    Erie, Pennsylvania, Parking Authority, Guaranteed Parking
                   Revenue Refunding Bonds, Series 1998B (MBIA Insured)                2008 @ 100
                   #5.125% Due 09/01/2020                                      AAA     2018 @ 100 S.F.  $   351,750


      165,000    Bethlehem, Pennsylvania, Water Authority, Guaranteed


                   Revenue Bonds (FSA Insured)                                         2008 @ 100
                   #5.125% Due 11/15/2023                                      AAA     2019 @ 100 S.F.      165,825
      500,000    Delaware County, Pennsylvania, Catholic Health East, Health
                   System Revenue Bonds, Series 1998A
                    (AMBAC Assurance Insured)                                          2008 @ 102
                   #4.875% Due 11/15/2026                                      AAA     2019 @ 100 S.F.      481,525
      400,000    Washington County Authority, Washington County,
                   Pennsylvania, Revenue Bonds (The Girard College Project)
                   Series 1998 (MBIA Insured)                                          2008 @ 100
                   5.00% Due 05/15/2028                                        AAA     2019 @ 100 S.F.      394,000
      500,000    Philadelphia, Pennsylvania, Gas Works, Revenue Bonds, First
                   Series B (FSA Insured)                                              2008 @ 100
                   #5.00% Due 07/01/2028                                       AAA     2019 @ 100 S.F.      491,180
      500,000    South Fork Municipal Authority, Pennsylvania, Hospital Revenue
                   Bonds (Conemaugh Valley Memorial Hospital Project)
                   Series 1998B (MBIA Insured)                                         2008 @ 101
                   #5.00% Due 07/01/2028                                       AAA     2023 @ 100 S.F.      488,895
      100,000    Pittsburgh, Pennsylvania, Water and Sewer System, First Lien
                   Revenue Bonds, Series B (FGIC Insured)
                   #0.00% Due 09/01/2028                                       AAA                           22,867
      500,000    Pennsylvania, Higher Educational Facilities Authority, Revenue
                   Bonds (Temple University) First Series of 1998
                   (MBIA Insured)                                                      2008 @ 101
                   #5.00% Due 04/01/2029                                       AAA     2022 @ 100 S.F.      491,770
---------------                                                                                         ------------
$   3,015,000                                                                                           $ 2,887,812
===============                                                                                         ============

---------------------------------------------------------------------------------------------------------------------

All of the Bonds are insured either by one of the Preinsured Bond Insurers as indicated in the Bond name or by a Portfolio Insurer under a portfolio insurance policy. See "Insurance on the Bonds in the Insured Trusts" in Prospectus Part II.

For an explanation of the footnotes used on this page, see "Notes to Portfolio".


NOTES TO PORTFOLIO

(1) The Bonds are represented by "regular way" or "when issued" contracts for the performance of which an irrevocable letter of credit, obtained from an affiliate of the Trustee, has been deposited with the Trustee. Contracts to acquire the Bonds were entered into during the period from December 18, 1998 to December 22, 1998.
(2) Other information regarding the Bonds is as follows:
                    COST TO           PROFIT (LOSS)
                    SPONSOR            TO SPONSOR
                ---------------      ---------------
              $    2,874,941        $     12,871
-----------------------------------------------
    The breakdown of the Preinsured Bond Insurers is as follows: AMBAC Assurance 17%, Financial Guaranty 3%, MBIA 58% and FSA 22%. The Sponsor may have entered into contracts which hedge interest rate fluctuations on certain Bonds. The cost of any such contracts and the corresponding gain or loss is included in the Cost to Sponsor. Bonds marked by "##" following the maturity date have been purchased on a "when, as and if issued" or "delayed delivery" basis. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. Delivery is expected to take place at various dates after the First Settlement Date. "#" prior to the coupon rate indicates that the Bond was issued at an original issue discount. See "The Trusts--Risk Factors" in Prospectus Part II. The tax effect of Bonds issued at an original issue discount is described in "Federal Tax Status" in Prospectus Part II.
(3) All ratings are by Standard & Poor's unless otherwise indicated. "*" indicates that the rating of the Bond is by Moody's. "o" indicates that the rating is contingent upon receipt by the rating agency of a policy of insurance obtained by the issuer of the bonds. "N/R" indicates that the rating service did not provide a rating for that Bond. For a brief description of the ratings see "Description of Ratings" in the Information Supplement.
(4) This is the year in which each Bond is initially or currently callable and the call price for that year. Each Bond continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to extraordinary optional or mandatory redemptions if certain events occur. See "The Trusts--Risk Factors" in Prospectus Part II.
   PENNSYLVANIA RISK FACTORS. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
Historically, the Commonwealth has experienced significant revenue shortfalls.
   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by federal funding and state legislation.
   The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.
   All outstanding general obligation bonds of the Commonwealth are rated AA-by Standard and Poor's and Aa3 by Moody's. Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information" appearing in Prospectus Part II.
   TAX STATUS. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., "the trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. For a discussion of the Federal tax status of income earned on Pennsylvania IM-IT Trust Units, see "Federal Tax Status" in Prospectus Part II.
   In the opinion of Chapman and Cutler, special counsel for the Pennsylvania IM-IT Trust for Pennsylvania tax matters, under existing law:
   We have examined certain laws of the State of Pennsylvania (the "State") to determine their applicability to the Pennsylvania IM-IT Trust and to the holders of Units in the Pennsylvania IM-IT Trust who are residents of the State of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania IM-IT Trust will be made monthly.
   Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.
   Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:
   (1) The Pennsylvania IM-IT Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.
   (2) Interest on the Bonds, net of Pennsylvania IM-IT Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder.
   (3) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond issued before February 1, 1994.
   (4) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania IM-IT Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania IM-IT Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.
   (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.
   (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania IM-IT Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.
   (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.
   (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.
   (9) The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax"). Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.
   Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.
   We have not examined any of the Bonds to be deposited and held in the Pennsylvania IM-IT Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.
   Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.
   THE SPONSOR. Van Kampen Funds Inc. (formerly Van Kampen American Capital Distributors, Inc.) is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. (formerly VK/AC Holding, Inc.). Van Kampen Investments Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. (formerly Morgan Stanley, Dean Witter, Discover & Co.). Van Kampen Investment Advisory Corp. (formerly Van Kampen American Capital Investment Advisory Corp.) is the Evaluator of the Trust and is an affiliate of the Sponsor.
   LETTER OF INTENT. A purchaser desiring to purchase during a 13 month period $500,000 or more of any combination of series of Van Kampen unit investment trusts may qualify for a reduced sales charge by signing a nonbinding Letter of Intent with any single broker-dealer. After signing a Letter of Intent, at the date total purchases, less redemptions, of units of any combination of series of Van Kampen unit investment trusts by a purchaser (including units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age) exceed $500,000, the selling broker-dealer, bank or other will credit the unitholder with cash as a retroactive reduction of the sales charge on such units equal to the amount which would have been paid for the total aggregated sale amount. If a purchaser does not complete the required purchases under the Letter of Intent within the 13 month period, no such retroactive sales charge reduction shall be made.
   PUBLIC OFFERING AND UNIT DISTRIBUTION. Notwithstanding anything to the contrary in Prospectus Part II, the sales charges and the concession or agency commission allowed to broker-dealers or selling agents in connection with the distribution of Units are as described in the following tables. The three tables on page 6 of Prospectus Part IIdo not apply to the Trust. The second and third sentences of the first paragraph on page 7 of Prospectus Part II do not apply to the Trust. In addition, the first table and the first three sentences of the first paragraph on page 9 of Prospectus Part II do not apply to the Trust. The following tables replace these tables.

                                                                          Sales Charge
                                                                          As Percent Of
                                                                    ------------------------
                                                                    Public          Offering        Concession or
                                                                   Offering         Price of           Agency
   Dollar Amount of Units Purchased                                  Price            Bonds          Commission
--------------------------------------------------------------------------------------------------------------------
   Less than $50,000.................................                   3.90%            4.058%            3.00%
   $50,000 - $99,999.................................                   3.50             3.627             2.60
   $100,000 - $249,999...............................                   2.90             2.987             2.00
   $250,000 - $499,999...............................                   2.50             2.564             1.60
   $500,000 - $999,999...............................                   1.90             1.937             1.00
   $1 million or more................................                   1.25             1.266             0.75

   Notwithstanding anything to the contrary in Prospectus Part IIand in addition to the amounts above, any broker-dealer or selling agent that distributes the following amounts of Units of the Trust during the time periods indicated below will receive the volume concession or agency commission shown in the table below. The maximum distribution period refers to the first ten or the first twenty business days of the initial offering period.

                                                                    Maximum                  Additional Volume
                                                                 Distribution              Concession or Agency
   Minimum Units Distributed                                        Period                      Commission
----------------------------------------------------------------------------------------------------------------------
   $250,000 - $499,999...............................              10 days                            0.15%
   $500,000 or more..................................              10                                 0.30
   $250,000 - $499,999...............................              20                                 0.10
   $500,000 or more..................................              20                                 0.25

   The Sponsor will pay the additional volume concession or agency commission out of its own assets after the 20th business day of the initial offering period. The breakpoints in the tables above also apply on a Unit basis using a breakpoint equivalent in the tables of $1,000 per Unit and will be applied on whichever basis is more favorable to the investor or broker-dealer.
   Notwithstanding anything to the contrary in Prospectus Part II, the secondary market sales charge is computed as described in the following table based upon the estimated long-term return life of the Trust's portfolio. The sales charges are expressed as a percentage of the Public Offering Price per Unit.

         YEARS TO MATURITY SALES CHARGE     YEARS TO MATURITY      SALES CHARGE   YEARS TO MATURITY      SALES CHARGE
         --------------------------------  -------------------   --------------  -------------------    --------------
          1                   0.00%           8                      2.50%         15                       3.80%
          2                   0.50            9                      3.00          16                       3.90
          3                   1.00           10                      3.20          17                       4.00
          4                   1.25           11                      3.40          18                       4.10
          5                   1.50           12                      3.50          19                       4.20
          6                   1.75           13                      3.60          20                       4.30
          7                   2.00           14                      3.70    21 to 30                       4.40

   UNDERWRITING. The Sponsor is the only Underwriter for the Trust. The first three sentences of the last paragraph on page 9 of Prospectus Part II do not apply to the Trust.
   YEAR 2000 READINESS DISCLOSURE. The following two paragraphs constitute "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act of 1998. The Trust could be negatively impacted if computer systems used by the Sponsor, Evaluator, Trustee or other service providers to the Trust do not properly process date-related information after December 31, 1999. This is commonly known as the "Year 2000 Problem". The Sponsor, Evaluator and Trustee are taking steps to address this problem and to obtain reasonable assurances that other service providers to the Trust are taking comparable steps. We cannot guarantee that these steps will be sufficient to avoid any adverse impact on the Trust. This problem is expected to impact issuers or insurers to varying degrees based on factors such as issuer type and degree of technological sophistication. We cannot predict what impact, if any, this problem will have on the issuers or insurers of the Bonds.
   In addition, it is possible that the markets for the Bonds may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Moreover, corporate and governmental data processing errors may adversely affect issuers or insurers and overall economic uncertainties. The ability of individual issuers or insurers to make payments on the Bonds will be affected by remediation costs. Accordingly, the Bonds may be adversely affected.

                     REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

   TO THE BOARD OF DIRECTORS OF VAN KAMPEN FUNDS INC. AND THE UNITHOLDERS OF PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST, SERIES 240 (INCLUDED IN INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES
308):
   We have audited the accompanying statement of condition and the portfolio of Pennsylvania Insured Municipals Income Trust, Series 240 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series
308) as of December 23, 1998. The statement of condition and portfolio are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase tax-exempt bonds by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pennsylvania Insured Municipals Income Trust, Series 240 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 308) as of December 23, 1998, in conformity with generally accepted accounting principles.

   Chicago, Illinois                                        GRANT THORNTON LLP
   December 23, 1998



                             STATEMENT OF CONDITION
                             AS OF DECEMBER 23, 1998

         INVESTMENT IN BONDS

   Contracts to purchase Bonds (1)(2)                                  $           2,887,812
   Accrued interest to the First Settlement Date (1)(2)                               43,548
                                                                       --------------------
         Total                                                         $           2,931,360
                                                                       ====================
         LIABILITY AND INTEREST OF UNITHOLDERS
   Liability--
         Accrued interest payable to Sponsor (1)(2)                    $              43,548
   Interest of Unitholders--
         Cost to investors                                                         3,005,000
         Less: Gross underwriting commission                                         117,188
                                                                       --------------------
         Net interest to Unitholders (1)(2)                                        2,887,812
                                                                       --------------------
         Total                                                         $           2,931,360
                                                                       ====================


--------------------------------------------------------------------------------------------

(1) The value of the Bonds is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price" in Prospectus Part
    II. The contracts to purchase Bonds are collateralized by an irrevocable letter of credit in an amount sufficient to satisfy such contracts.

(2) The Trustee will advance the amount of the net interest accrued to the First Settlement Date to the Trust for distribution to the Sponsor as the Unitholder of record as of such date.







                                   PROSPECTUS
                                     PART I




                                DECEMBER 23, 1998



                 INSURED MUNICIPALS INCOME TRUST AND INVESTORS'
                   QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 308


            PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST, SERIES 240







                              VAN KAMPEN FUNDS INC.



                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056












                  THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED
                  UNLESS ACCOMPANIED BY PART II. BOTH PARTS OF
                  THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE
                                   REFERENCE.

                                   VAN KAMPEN
                                PROSPECTUS PART I

             VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 83


--------------------------------------------------------------------------------


   Virginia Investors' Quality Tax-Exempt Trust, Series 83 (the "Trust") (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 308 (the "Fund")) consists of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from all Federal income taxes under existing law and exempt to the extent described herein from Virginia state and local taxes when held by residents of Virginia (the "Bonds"). The objective of the Trust is Federal and Virginia tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. The Trust is referred to herein as the "State Trust" or "Quality Trust".

   The Trust consists of 8 issues of Bonds. None of the Bonds are general obligations of the governmental entities issuing them or are backed by the taxing power thereof. All of the issues are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. These issues are divided by purpose of issues (and percentage of principal amount) as follows: Water and Sewer, 3 (39%); Higher Education, 2 (25%); General Purpose, 2 (24%) and Health Care, 1 (12%). The dollar weighted average maturity of the Bonds is 28 years.


                                             Monthly             Semi-Annual
                                       ------------------    ------------------
ESTIMATED CURRENT RETURN:                     4.52%                  4.57%
ESTIMATED LONG TERM RETURN:                   4.51%                  4.55%
CUSIP:                                     927837-14-6            927837-15-3

   Estimated Current Return shows the estimated cash to be received each year from the Bonds (net of estimated annual expenses) divided by the Public Offering Price (including the sales charge).
   Estimated Long-Term Return shows the estimated return over the estimated life of the Trust. This is based on an average of the yields to maturity (or an earlier call date) of the Bonds adjusted to reflect the sales charge and estimated expenses. The average yield for the portfolio is derived by weighting each Bond's yield by its value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long-Term Return accounts for maturities, discounts and premiums of the Bonds.
   No return calculation can predict your actual return because returns vary with purchase price, sales charges, the length of time Units are held and changes in portfolio composition, interest income and expenses. The estimated returns are designed to show a comparison rather than a prediction of returns. A yield calculation, which is more comparable to a calculation on an individual bond, may be higher or lower than these estimated returns which are more comparable to return calculations of other investment products.

                                DECEMBER 23, 1998

                  THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED
                  UNLESS ACCOMPANIED BY PART II. BOTH PARTS OF
                  THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE
                                   REFERENCE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION

Initial Date of Deposit:                December 23, 1998
Principal Amount of Bonds:                    $ 2,040,000
Principal Amount of Bonds per Unit (1):          $ 977.48
Number of Units:                                    2,087
--------------------------------------------------------------------------------
PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------
Aggregate Offering Price of Bonds              $ 1,984,744
Aggregate Offering Price of Bonds per Unit     $    951.00
  Plus Sales Charge per Unit                   $     49.00
Public Offering Price per Unit (2)             $  1,000.00
Redemption Price per Unit                      $    943.67
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ESTIMATED ANNUAL INCOME PER UNIT
--------------------------------------------------------------------------------
                                                  Semi-
                                    Monthly      Annual
                                  -----------  -----------
Estimated Interest Income         $    47.53   $     47.53
  Less Estimated Expenses         $     2.29   $     1.83
Estimated Net Interest Income     $    45.24   $     45.70
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ESTIMATED DISTRIBUTIONS
--------------------------------------------------------------------------------
                                                Semi-
                           Monthly             Annual
                      -----------------   -----------------
Initial Distribution  $       1.38 on     $      16.62 on
                     January 25, 1999        May 25, 1999
Normal Distribution (3)     $     3.77          $     22.85
Record Dates              10th day of          May 10 and
                           each month         November 10
Distribution Dates        25th day of          May 25 and
                           each month         November 25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
                                                  Semi-
                                    Monthly      Annual
                                  -----------  -----------
SALES CHARGE (% OF PUBLIC
   OFFERING PRICE)                      4.90%         4.90%
ESTIMATED ANNUAL EXPENSES PER UNIT
  Trustee's Fee (4) (5)           $     0.91   $      0.51
  Evaluator's Supervisory Fee     $     0.25   $      0.25
  Evaluator's Evaluation Fee (4)  $     0.30   $      0.30
  Other Operating Expenses        $     0.85   $      0.79
                                  -----------  -----------
Total Annual Expenses per Unit    $     2.31   $      1.85
                                 ===========  ===========
--------------------------------------------------------------------------------
(1) Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will be called or mature in accordance with their terms (including the call or sale of zero coupon bonds at prices less than par value), there is no guarantee that the value of each Unit at Trust termination will be equal to the Principal Amount of Bonds per Unit.
(2) After the First Settlement Date (December 29, 1998), Unitholders will pay accrued interest from such date to the settlement date less distributions from the Interest Account after the First Settlement Date.
(3) This is based on estimated cash flows per Unit which will vary with changes in expenses, interest rates and maturity, call, exchange or sale of the Bonds. Estimated cash flows are set forth in the Information Supplement or are available upon request.
(4) This fee is assessed per $1,000 principal amount of Bonds. Other fees are assessed per Unit.
(5) During the first year the Trustee will reduce its fee by approximately $.02 per Unit (which is the estimated interest to be earned prior to the expected delivery dates for the "when, as and if issued" Bonds). Should the interest exceed this amount, the Trustee will reduce its fee up to its annual fee. After the first year, the Trustee's fee will be the amount indicated above. Estimated interest income will increase to $47.55. Estimated General Expenses will increase to $2.31 and $1.85 under the monthly and semi-annual distribution plans, respectively. Estimated Net Interest Income will remain as shown.

PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                                                                          OFFERING
                                                                                                          PRICE TO
                                                                         RATING (3)                       VIRGINIA
----------------------------------------------------------------------------------------------------------------------
AGGREGATE    NAME OF ISSUER, TITLE, INTEREST RATE AND                STANDARD            REDEMPTION       QUALITY
PRINCIPAL    MATURITY DATE OF BONDS (1)(2)                            & POORS   MOODY'S  FEATURE (4)      TRUST (2)
------------ ------------------------------------------------------ ---------- --------- ---------------- ------------
$   190,000   Russell County, Virginia, Industrial Development Authority,
                Appalachian Power Company Project, Revenue Bonds,
                Series H (MBIA Insured)
                5.00% Due 11/01/2021..............................      AAA      Aaa     2008 @ 101       $  188,643
    250,000   Virginia Beach, Virginia, Development Authority, Healthcare
                Facilities, Revenue Refunding Bonds, Sentara
                Health Systems                                                           2008 @ 100
                #4.75% Due 11/01/2021.............................      AA       Aa2     2019 @ 100 S.F.     240,483
    250,000   Virginia College Building Authority, Educational Facilities
                Revenue and Refunding Bonds (Marymount University

                Project) Series 1998                                                     2008 @ 101

                #5.125% Due 07/01/2023............................      AA       N/R     2019 @ 100 S.F.     251,070
    250,000   University of Virginia, University Revenue Bonds, Series A                  2008 @ 101
                #5.00% Due 06/01/2024.............................      AA       Aa1     2019 @ 100 S.F.     248,755
    250,000   Prince William County, Virginia, Service Authority, Water
                and Sewer Revenue Refunding Bonds (FGIC Insured)                         2008 @ 101
                #4.75% Due 07/01/2029.............................      AAA      Aaa     2023 @ 100 S.F.     239,642
    300,000   Virginia, Resource Authority, Water and Sewer System
                Revenue Bonds, Sussex Service Authority                                  2008 @ 100
                #4.50% Due 10/01/2029.............................      AA       N/R     2026 @ 100 S.F.     276,729
    300,000   Henrico County, Virginia, Industrial Development Authority,

                Revenue Bonds (Educational Facilities - Collegiate School)               2008 @ 102

                #5.10% Due 10/15/2029##...........................       A       N/R     2020 @ 100 S.F.     300,237
    250,000   Loudoun County, Virginia, Sanitation Authority, Water
                and Sewer System Revenue Bonds, Series 1998
                (MBIA Insured)                                                           2009 @ 102
                #4.75% Due 01/01/2030.............................      AAA      Aaa     2022 @ 100 S.F.     239,185
------------                                                                                              ----------
$ 2,040,000                                                                                               $ 1,984,744
============                                                                                              ==========

For an explanation of the footnotes used on this page, see "Notes to Portfolio".


NOTES TO PORTFOLIO

(1) The Bonds are represented by "regular way" or "when issued" contracts for the performance of which an irrevocable letter of credit, obtained from an affiliate of the Trustee, has been deposited with the Trustee. Contracts to acquire the Bonds were entered into during the period from December 15, 1998 to December 22, 1998.
(2) Other information regarding the Bonds is as follows:
                          COST TO           PROFIT (LOSS)
                          SPONSOR            TO SPONSOR
                      ---------------      ---------------
                    $    1,975,609        $      9,135
-----------------------------------------------
    The Sponsor may have entered into contracts which hedge interest rate fluctuations on certain Bonds. The cost of any such contracts and the corresponding gain or loss is included in the Cost to Sponsor. Bonds marked by "##" following the maturity date have been purchased on a "when, as and if issued" or "delayed delivery" basis. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. Delivery is expected to take place at various dates after the First Settlement Date. "#" prior to the coupon rate indicates that the Bond was issued at an original issue discount. See "The Trusts--Risk Factors" in Prospectus Part II. The tax effect of Bonds issued at an original issue discount is described in "Federal Tax Status" in Prospectus Part II.
(3) All ratings are by Standard & Poor's unless otherwise indicated. "*" indicates that the rating of the Bond is by Moody's. "o" indicates that the rating is contingent upon receipt by the rating agency of a policy of insurance obtained by the issuer of the bonds. "N/R" indicates that the rating service did not provide a rating for that Bond. For a brief description of the ratings see "Description of Ratings" in the Information Supplement.
(4) This is the year in which each Bond is initially or currently callable and the call price for that year. Each Bond continues to be callable at declining prices thereafter (but not below par value) except for original issue discount bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to extraordinary optional or mandatory redemptions if certain events occur. See "The Trusts--Risk Factors" in Prospectus Part II.
   VIRGINIA RISK FACTORS. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.
      The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.
      The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.
      The Commonwealth of Virginia currently maintains a "triple A" bond rating from Standard & Poor's, Moody's and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.).
      Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information" appearing in Prospectus Part II.
   TAX STATUS. The Internal Revenue Service Restructuring and Reform Act of 1998 provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes for determining the holding period of the Unit. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. For a discussion of the Federal tax status of income earned on Virginia Quality Trust Units, see "Federal Tax Status" in Part II of this Prospectus.
   The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").
   Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.
   In the opinion of Chapman and Cutler, special counsel to the Fund for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:
                  (1) The Virginia Quality Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Quality Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.
                  (2) Interest on the Virginia Bonds which is exempt from
            Virginia Income Tax when received by the Virginia Quality Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.
                  (3) Interest on the Possession Bonds which is excludible from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.
                  (4) The Virginia legislature has enacted a law, effective July
            1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Quality Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for federal income tax purposes.
                  (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Quality Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.
   In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Quality Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors to the applicability of any such collateral consequences.
   THE SPONSOR. Van Kampen Funds Inc. (formerly Van Kampen American Capital Distributors, Inc.) is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of Van Kampen Investments Inc. (formerly VK/AC Holding, Inc.). Van Kampen Investments Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. (formerly Morgan Stanley, Dean Witter, Discover & Co.). American Portfolio Evaluation Services, a division of Van Kampen Investment Advisory Corp. (formerly Van Kampen American Capital Investment Advisory Corp.) is the Evaluator of the Trust and is an affiliate of the Sponsor.
   UNDERWRITING. The Underwriters named below have purchased Units in the following amounts from the Sponsor. For additional information regarding the Underwriters, including information relating to compensation and benefits received by the Underwriters, see "Public Offering--Sponsor and Underwriter Compensation" in Prospectus Part II. The first three sentences of the last paragraph on page 9 of Prospectus Part II do not apply to the Trust.


    NAME                                      ADDRESS                                                         UNITS
                                                                                                       -----------------

  Van Kampen Funds Inc.                       One Parkview Plaza, Oakbrook Terrace, Illinois 60181               1,537
  Morgan Stanley Dean Witter & Co.            2 World Trade Center, 59th Floor, New York, New York 10048           250
  Branch Cabell & Co.                         919 East Main, 17th Floor, Richmond, Virginia 23219                  100
  Prudential Securities Inc.                  1 New York Plaza, 14th Floor, New York, New York 10292-2014          100
  Wheat First Union                           River Front Plaza, 901 East Byrd Street, Richmond, Virginia 23219    100
                                                                                                       -----------------
                                                                                                                 2,087
                                                                                                       =================


   LETTER OF INTENT. A purchaser desiring to purchase during a 13 month period $500,000 or more of any combination of series of Van Kampen unit investment trusts may qualify for a reduced sales charge by signing a nonbinding Letter of Intent with any single broker-dealer. After signing a Letter of Intent, at the date total purchases, less redemptions, of units of any combination of series of Van Kampen unit investment trusts by a purchaser (including units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age) exceed $500,000, the selling broker-dealer, bank or other will credit the unitholder with cash as a retroactive reduction of the sales charge on such units equal to the amount which would have been paid for the total aggregated sale amount. If a purchaser does not complete the required purchases under the Letter of Intent within the 13 month period, no such retroactive sales charge reduction shall be made.
   YEAR 2000 READINESS DISCLOSURE. The following two paragraphs constitute "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act of 1998. The Trust could be negatively impacted if computer systems used by the Sponsor, Evaluator, Trustee or other service providers to the Trust do not properly process date-related information after December 31, 1999. This is commonly known as the "Year 2000 Problem". The Sponsor, Evaluator and Trustee are taking steps to address this problem and to obtain reasonable assurances that other service providers to the Trust are taking comparable steps. We cannot guarantee that these steps will be sufficient to avoid any adverse impact on the Trust. This problem is expected to impact issuers or insurers to varying degrees based on factors such as issuer type and degree of technological sophistication. We cannot predict what impact, if any, this problem will have on the issuers or insurers of the Bonds.
   In addition, it is possible that the markets for the Bonds may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. Moreover, corporate and governmental data processing errors may adversely affect issuers or insurers and overall economic uncertainties. The ability of individual issuers or insurers to make payments on the Bonds will be affected by remediation costs. Accordingly, the Bonds may be adversely affected.

                     REPORT OF CERTIFIED PUBLIC ACCOUNTANTS

   TO THE BOARD OF DIRECTORS OF VAN KAMPEN FUNDS INC. AND THE UNITHOLDERS OF VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST, SERIES 83 (INCLUDED IN INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES
308):
   We have audited the accompanying statement of condition and the portfolio of Virginia Investors' Quality Tax-Exempt Trust, Series 83 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series
308) as of December 23, 1998. The statement of condition and portfolio are the responsibility of the Sponsor. Our responsibility is to express an opinion on such financial statements based on our audit.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of an irrevocable letter of credit deposited to purchase tax-exempt bonds by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virginia Investors' Quality Tax-Exempt Trust, Series 83 (included in Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 308) as of December 23, 1998, in conformity with generally accepted accounting principles.

   Chicago, Illinois                                        GRANT THORNTON LLP
   December 23, 1998

                             STATEMENT OF CONDITION
                             AS OF DECEMBER 23, 1998

         INVESTMENT IN BONDS

   Contracts to purchase Bonds (1)(2)                               $           1,984,744
   Accrued interest to the First Settlement Date (1)(2)                            19,335
                                                                    --------------------
         Total                                                      $           2,004,079
                                                                    ====================
         LIABILITY AND INTEREST OF UNITHOLDERS
   Liability--
         Accrued interest payable to Sponsor (1)(2)                 $              19,335
   Interest of Unitholders--
         Cost to investors                                                      2,087,000
         Less: Gross underwriting commission                                      102,256
                                                                    --------------------
         Net interest to Unitholders (1)(2)                                     1,984,744
                                                                    --------------------
         Total                                                      $           2,004,079
                                                                    ====================


------------------------------------------------------------------------------------------

(1) The value of the Bonds is determined by Interactive Data Corporation on the bases set forth under "Public Offering--Offering Price" in Prospectus Part
    II. The contracts to purchase Bonds are collateralized by an irrevocable letter of credit in an amount sufficient to satisfy such contracts.

(2) The Trustee will advance the amount of the net interest accrued to the First Settlement Date to the Trust for distribution to the Sponsor as the Unitholder of record as of such date.






                                   PROSPECTUS
                                     PART I




                                DECEMBER 23, 1998



                 INSURED MUNICIPALS INCOME TRUST AND INVESTORS'
                   QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 308



                           VIRGINIA INVESTORS' QUALITY
                           TAX-EXEMPT TRUST, SERIES 83








                              VAN KAMPEN FUNDS INC.



                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181

                             2800 Post Oak Boulevard
                              Houston, Texas 77056












                  THIS PROSPECTUS PART I MAY NOT BE DISTRIBUTED
                  UNLESS ACCOMPANIED BY PART II. BOTH PARTS OF
                  THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE
                                   REFERENCE.

                                   VAN KAMPEN

                             INFORMATION SUPPLEMENT

INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 308

--------------------------------------------------------------------------------
   This Information Supplement provides additional information concerning the risks and operations of the Fund which is not described in the Prospectus for the Fund. This Information Supplement should be read in conjunction with the Fund's prospectus. This Information Supplement is not a prospectus (but is incorporated into the Prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the Prospectus. Copies of the Prospectus can be obtained by contacting the Sponsor at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the Prospectus.

                                TABLE OF CONTENTS

                                                                        PAGE
   Municipal Bond Risk Factors........................................    2
   Insurance on the Bonds in the Insured Trusts.......................    6
   Portfolio Administration...........................................   12
   Trustee Information................................................   13
   Termination of the Trust Agreement.................................   14
   Description of Ratings.............................................   14
   Equivalent Taxable Estimated Current Return Tables.................   16
   Colorado Risk Factors..............................................   18
   Pennsylvania Risk Factors..........................................   20
   Virginia Risk Factors..............................................   23
   Estimated Cash Flows to Unitholders................................   26

                           MUNICIPAL BOND RISK FACTORS

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described on the cover of the related Prospectus Part
I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.
   Certain of the Bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.
   Certain of the Bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by the Fund, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.
   Certain of the Bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.
   Certain of the Bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds to make payments of principal and/or interest on such Bonds.
   Certain of the Bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.
   Certain of the Bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.
   Certain of the Bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.
   Certain of the Bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.
   Certain of the Bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.
   Certain of the Bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the Bonds.
   Certain of the Bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.
   Certain of the Bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.
   Certain of the Bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. See "Notes to Portfolio" in Prospectus Part I. The delivery of any such Bonds may be delayed or may not occur. Interest on these Bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any Bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such Bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such Bonds during the interval between their purchase of Units and the actual delivery of such Bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the Prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all Bonds in the portfolios including "when, as and if issued" and "delayed delivery" Bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such Bonds) from the date they commit for Units.
   Certain of the Bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.
   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Bonds in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Bonds.

                  INSURANCE ON THE BONDS IN THE INSURED TRUSTS
   Insurance has been obtained by each Insured Trust, by the issuer of Bonds in an Insured Trust, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See Settlement of Bonds in "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers are either AMBAC Assurance Corporation or Financial Guaranty Insurance Company. An insurance policy obtained by an Insured Trust, if any, is non-cancellable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of Bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such Bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.
   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the Bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a Bond defaults in the payment of principal or interest on such Bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Bond plus accrued interest to the date of such payment and thereby retire the Bond from the affected Trust prior to such Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to Bonds owned by and held in such Trust. In the event of a sale of any such Bond by the Trustee, such insurance terminates as to such Bond on the date of sale.
   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Accordingly, any Bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of Bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance would be determined based upon the insurability of each Bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each Bond.
   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each Bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the Bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of Bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted Bonds or Bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Fund Administration--Termination of Trust Agreement" in Prospectus Part II).
   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.
   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the Bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.
    Capital Markets Assurance Corporation ("CapMAC") is a New York-domiciled monoline stock insurance company which engages only in the business of financial guaranty and surety insurance. CapMAC is licensed in all 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.
    CapMAC's claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's, "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps") and "AAA" by Nippon Investors Service, Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.
    Pursuant to a merger of a subsidiary of MBIA Inc. with and into CapMAC Holdings Inc., CapMAC became an indirect wholly-owned subsidiary of MBIA Inc. on February 17, 1998. MBIA Inc., through its wholly-owned subsidiary, MBIA Insurance Corporation, is a financial guaranty insurer of municipal bonds and structured finance transactions. MBIA Insurance Corporation has a claims paying rating of triple-A from Moody's Investor Service, Inc., Standard & Poor's Ratings Services and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.). Pursuant to a reinsurance agreement, it is anticipated that CapMAC will cede all of its net insured risks, as well as its unearned premiums and contingency reserves, to MBIA Insurance Corporation and that MBIA Insurance Corporation will reinsure CapMAC's net outstanding exposure. NEITHER MBIA INC. NOR ANY OF ITS STOCKHOLDERS IS OBLIGATED TO PAY ANY CLAIMS UNDER ANY POLICY ISSUED BY CAPMAC OR ANY DEBTS OF CAPMAC OR TO MAKE ADDITIONAL CAPITAL CONTRIBUTIONS TO CAPMAC.
    CapMAC is regulated by the Superintendent of Insurance of the State of New York. In addition, CapMAC is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that CapMAC may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. CapMAC is subject to periodic regulatory examinations by the same regulatory authorities.
   CapMAC's obligations under the Policy(s) may be reinsured. Such reinsurance does not relieve CapMAC of any of its obligations under the Policy(s). THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW. As of December 31, 1995 and 1996, CapMAC had qualified statutory capital (which consists of policyholders' surplus, statutory capital, and contingency reserves) of approximately $260 million and $240 million, respectively, and had not incurred any debt obligations. As of September 30, 1997, CapMAC had qualified statutory capital of $278.6 million and had not incurred any debt obligations. Article 69 of the New York State Insurance Law requires CapMAC to establish and maintain the contingency reserve, which is available to cover claims under policies issued by CapMAC.
    Copies of CapMAC's financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, are filed with the Insurance Department of the State of New York and are available upon request. CapMAC is located at 885 Third Avenue, New York, New York 10022, and its telephone is (212) 755-1155.
    Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to AMBAC Assurance Corporation ("AMBAC Assurance"). AMBAC Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,967,246,831 (unaudited) and statutory capital of approximately $1,715,481,691 (unaudited) as of March 31, 1998. Statutory capital consists of AMBAC Assurance's policyholders' surplus and statutory contingency reserve. AMBAC Assurance is a wholly owned subsidiary of AMBAC Financial Group, Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Assurance.
    Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC Assurance. The address of AMBAC Assurance's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York, 10004 and (212) 668-0340.
    AMBAC Assurance has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC Assurance has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.
    MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, the Virgin Islands of the United States and the Territory of Guam. MBIA has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.
    Effective February 17, 1998, MBIA, Inc. acquired all of the outstanding stock of CapMAC, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CapMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves to MBIA. MBIA, Inc. is not obligated to pay debts of or claims against CapMAC.
    As of December 31, 1997, the insurer had admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of September 30, 1998, MBIA had admitted assets of $6.3 billion (unaudited), total liabilities of $4.1 billion (unaudited), and total capital and surplus of $2.2 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.
    Effective December 31, 1989, MBIA, Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.
   Moody's Investors Service, Inc. rates all bond issues insured by MBIA "Aaa" and short-term loans "MIG-1," both designated to be of the highest quality.
    Standard & Poor's rates all new issues insured by MBIA "AAA" Prime Grade. Moody's, Standard & Poor's and Fitch IBCA, Inc. (formerly Fitch Investors
Service, L.P.), all rate the claims paying ability of MBIA as "Triple A."
    The Moody's Investors Service, Inc. rating of MBIA should be evaluated independently of the Standard & Poor's rating of MBIA. No application has been made to any other rating agency in order to obtain additional ratings on the Obligations. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

    The above ratings are not recommendations to buy, sell or hold the Obligations and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Obligations.
    Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 1998, the total capital and surplus of Financial Guaranty was $1,288,640,899. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.
   In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.
   Financial Security Assurance Inc. ("Financial Security" or "FSA") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.
    Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.
    Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., U S WEST Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Financial Security is obligated to pay any debt of Financial Security or its subsidiaries or any claim under any insurance policy issued by Financial Security or its subsidiaries or to make any additional contribution to the capital of Financial Security or its subsidiaries. As of September 30, 1998, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $843,099,000 (unaudited) and $567,000,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $965,441,000 (unaudited) and $448,500,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention: Communications Department. Its telephone number is (212) 826-0100.
    Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries (including FSA Maryland) are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security and FSA Maryland reinsure a portion of their liabilities under certain of their financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security or FSA Maryland under any financial guaranty insurance policy.
    The claims-paying ability of Financial Security and FSA Maryland is rated "Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard & Poor's Ratings Services, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.
    Capital Guaranty Insurance Company was involved in a merger in 1995. On December 20, 1995, Capital Guaranty Corporation ("CGC") merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland") and became a wholly owned subsidiary of Financial Security Assurance Inc. For further description, see "Financial Security Assurance Inc." herein.
   The address of FSA Maryland and its telephone number are Steuart Tower, One Market Plaza, San Francisco, CA 94105-1413 and (415)
995-8000.
   In order to be in an Insured Trust, Bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of Bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the Bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the Bonds in the portfolios of the Insured Trusts in the Fund are insured either by the respective Trust or by the issuer of the Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of such Bonds in a Trust.
   Because the Bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, Standard & Poor's has assigned to the Units of each Insured Trust its "AAA" investment rating. Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Ratings". The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Trust or of the Units.
   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the Bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such Bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.
   In the event of nonpayment of interest or principal, when due, in respect of a Bond, AMBAC Assurance shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.
   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.
   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.
   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            PORTFOLIO ADMINISTRATION
   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor, in connection with the Quality Trusts, may direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality of the Bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell Bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.
   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Fund of any securities other than the Bonds initially deposited is not permitted.
   If any default in the payment of principal or interest on any Bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

                               TRUSTEE INFORMATION
   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.
   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by the Fund to, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Bonds held in the Fund.
   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Fund Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       TERMINATION OF THE TRUST AGREEMENT
   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of Bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last Bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any Bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of Bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of Bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.
   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while Bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such Bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a Bond or Bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

                             DESCRIPTION OF RATINGS
   STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.
   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.
   The ratings are based, in varying degrees, on the following considerations:
       I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
       II. Nature of and provisions of the obligation.
       III.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.
   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
   Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.
   MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's rating symbols and their meanings follows:
   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.
   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.
   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.
   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
   Con--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

               EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN TABLES
   As of the date of the Prospectus, the following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under combined Federal and State taxes (where applicable) using the published Federal and State tax rates (where applicable) scheduled to be in effect in 1998. They incorporate increased tax rates for higher income taxpayers that were included in the Revenue Reconciliation Act of 1993. These tables illustrate approximately what you would have to earn on taxable investments to equal the tax-exempt estimated current return in your income tax bracket. The tables assume that Federal taxable income is equal to State income subject to tax, and for cases in which more than one State rate falls within a Federal bracket, the State rate corresponding to the highest income within that Federal bracket is used. The combined State and Federal tax rates shown reflect the fact that State tax payments are currently deductible for Federal tax purposes. The tables do not reflect any local taxes or any taxes other than personal income taxes. The tables do not show the approximate taxable estimated current returns for individuals that are subject to the alternative minimum tax. The taxable equivalent estimated current returns may be somewhat higher than the equivalent returns indicated in the following tables for those individuals who have adjusted gross incomes in excess of $124,500. The tables do not reflect the effect of Federal or State limitations (if any) on the amount of allowable itemized deductions and the deduction for personal or dependent exemptions or any other credits. These limitations were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the marginal maximum Federal tax rate to approximately 44 percent for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 41 percent for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions. See "Federal Tax Status" in Prospectus Part II for a more detailed discussion of recent Federal tax legislation.

COLORADO

         TAXABLE INCOME ($1,000'S)                                 TAX-EXEMPT ESTIMATED CURRENT RETURN
     ----------------------------------        ---------------------------------------------------------------------------
          SINGLE           JOINT          TAX           4%      4 1/2%      5%       5 1/2%     6%       6 1/2%     7%
          RETURN          RETURN        BRACKET               EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN
     -----------------------------------------------------------------------------------------------------------------------
     $   0 - 25.35    $    0 - 42.35        19.3%       4.96%     5.58%     6.20%     6.82%     7.43%     8.05%     8.67%
     25.35 - 61.40     42.35 - 102.30       31.6        5.85      6.58      7.31      8.04      8.77      9.50     10.23
     61.40 - 128.10   102.30 - 155.95       34.5        6.11      6.87      7.63      8.40      9.16      9.92     10.69
     128.10 - 278.45  155.95 - 278.45       39.2        6.58      7.40      8.22      9.05      9.87     10.69     11.51
       Over 278.45        Over 278.45       42.6        6.97      7.84      8.71      9.58     10.45     11.32     12.20

PENNSYLVANIA

         TAXABLE INCOME ($1,000'S)                                 TAX-EXEMPT ESTIMATED CURRENT RETURN
     ----------------------------------        ---------------------------------------------------------------------------
          SINGLE           JOINT          TAX           4%       4 1/2%     5%       5 1/2%     6%       6 1/2%     7%
          RETURN          RETURN        BRACKET               EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN
     ------------------------------------------------------------------------------------------------------------------------
     $     0-25.35    $      0-42.35        17.4%       4.84%     5.45%     6.05%     6.66%     7.26%     7.87%     8.47%
       25.35-61.40       42.35-102.30       30.0        5.71      6.43      7.14      7.86      8.57      9.29     10.00
      61.40-128.10      102.30-155.95       32.9        5.96      6.71      7.45      8.20      8.94      9.69     10.43
     128.10-278.45      155.95-278.45       37.8        6.43      7.23      8.04      8.84      9.65     10.45     11.25
       Over 278.45        Over 278.45       41.3        6.81      7.67      8.52      9.37     10.22     11.07     11.93

VIRGINIA

         TAXABLE INCOME ($1,000'S)                                 TAX-EXEMPT ESTIMATED CURRENT RETURN
     ----------------------------------        ---------------------------------------------------------------------------
          SINGLE           JOINT           TAX           4%      4 1/2%     5%       5 1/2%     6%       6 1/2%      7%
          RETURN          RETURN         BRACKET               EQUIVALENT TAXABLE ESTIMATED CURRENT RETURN
     ------------------------------------------------------------------------------------------------------------------------
     $     0-25.35    $      0-42.35        19.9%       4.99%     5.62%     6.24%     6.87%     7.49%     8.11%    8.74%
       25.35-61.40       42.35-102.30       32.1        5.89      6.63      7.36      8.10      8.84      9.57    10.31
      61.40-128.10      102.30-155.95       35.0        6.15      6.92      7.69      8.46      9.23     10.00    10.77
     128.10-278.45      155.95-278.45       39.7        6.63      7.46      8.29      9.12      9.95     10.78    11.61
       Over 278.45        Over 278.45       43.1        7.03      7.91      8.79      9.67     10.54     11.42    12.30

   A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trusts and returns over specified periods on other similar Van Kampen sponsored unit investment trusts with inflation rates and with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trusts. U.S. Government bonds, for example, are backed by the full faith and credit of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully in the Prospectus.

                              COLORADO RISK FACTORS

   RESTRICTIONS ON APPROPRIATIONS AND REVENUES. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5% of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.
   The 1997 fiscal year ending General Fund balance was $375.1 million prior to legislative change HB 98-1414. The restated 1997 ending fund balance will be $514.1 million or $347.4 million over the combined Unappropriated Reserve and Emergency Reserve requirement. As required by the new law, the revised ending fund balance does not net out the state's first TABOR rebate. The new measure directs the state controller's office to show TABOR refunds in the year they are to be refunded, rather than the year they were incurred. Based on June 12, 1998 estimates, the 1998 fiscal year ending General Fund balance is expected to be $823.6 million, or $646.6 million over the required Unappropriated Reserve and Emergency Reserve.
   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.
   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in state population in the prior calendar year. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes.
   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.
   According to the Colorado Economic Perspective, Fourth Quarter, FY 1997-98, June 12, 1998 (the "Economic Report"), inflation for 1996 was 3.5% and population grew at the rate of 2.0% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1998 fiscal year are limited to 5.5% over expenditures during the 1997 fiscal year. The 1997 fiscal year is the base year for calculating the limitation for the 1998 fiscal year. The limitation for the 1999 fiscal year is 5.3%, based on inflation of 3.3% and population growth of 2.0% during 1997. For the 1997 fiscal year, General Fund revenues totaled $4,639.9 million and program revenues (cash funds) totaled $2,007.7 million, resulting in total base revenues of $6,647.6 million. Expenditures for the 1998 fiscal year, therefore, cannot exceed $6,866.6 million. The 1998 fiscal year General Fund and program revenues (cash funds) are expected to total $7,395.4 million, or $528.8 million more than expenditures allowed under the spending limitation. This will be the second time the state has breached the limit since its implementation in 1992. The first breach was in 1997 and the excess revenue of $139.0 million was refunded to Colorado taxpayers during the 1998 tax filing season. A measure will be placed on the November 1998 ballot to deal with the excess revenue in fiscal year 1998. The measure proposes spending the excess revenue either $200 million per year or $1 billion for five years for highway construction and repair, K-12, safety needs, and higher education building. The Economic Report estimates that the limit will be breached by $494.1 million in fiscal year 1998-99.
   There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.
   STATE FINANCES. As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had General Fund balances (before reserves) at June 30 of approximately $405.1 million in fiscal year 1994, $486.7 million in fiscal year 1995, $368.5 million in fiscal year 1996 and $514.1 million in fiscal year 1997. The fiscal year 1998 ending General Fund balance (before reserves) is projected at $823.6 million.
   Revenues for the fiscal year ending June 30, 1997, showed Colorado's general fund increasing after a slowdown in 1996. Revenues grew by $410.7 million to $4,679.4 million, a 9.6% increase from 1996. This figure was higher than the fiscal year 1996 pace of 6.8%. General Fund revenues exceeded expenditures by $145.0 million. The turnaround in fiscal year 1997 came as a result of surging corporate, use and individual income taxes, which rose 15.3%, 11.0% and 12.6%, respectively.
   For fiscal year 1997, the following tax categories generated the following respective revenue percentages of the State's $4,679.4 million total gross receipts: individual income taxes represented 55% of gross fiscal year 1997 receipts; sales, use and excise taxes represented 30.5% of gross fiscal year 1997 receipts; and corporate income taxes represented 5.1% of gross fiscal year 1997 receipts. The percentages of General Fund revenue generated by type of tax for fiscal year 1998 are not expected to be significantly different from fiscal year 1997 percentages.
   For fiscal year 1998, General Fund revenues are projected at $5,339.7 million. Revenue growth is expected to increase 14.1% over FY 1997 actual revenues. General fund expenditures are estimated at $4,733.7 million. The ending General Fund balance for fiscal year 1998, after reserve set-asides, is $646.6 million.
   STATE DEBT. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.
   STATE ECONOMY. Based on data published by the Colorado Department of Labor and Employment, total wage and salary employment in 1997 was 1,977,000 (seasonally adjusted). This was an increase of 76,600 from 1996. Services and trade were the number one and two largest growing industries in Colorado in 1997, followed by the finance, insurance, and real estate sector. Construction was the fourth largest source of employment growth in 1997.
   The annual average unemployment rate in Colorado from 1994 to 1996 remained stable at 4.2%. In 1997, the unemployment rate in Colorado dropped to 3.3% while the nation's unemployment rate was 5.0%. Colorado's job growth rate increased 4.0% in 1997, an increase from the 3.6% growth rate in 1996. In comparison, the job growth rate for the United States in 1996 and 1997 was 2.0% and 2.3%, respectively. Total nonagricultural employment in Colorado is expected to increase 3.9% in 1998.
   Personal income rose 7.2% in Colorado during 1997 as compared with 5.8% for the nation as a whole. In 1998, Colorado's personal income is expected to increase 6.7%, outpacing the nation's 1998 estimated rate of 5.4%.
   The year 1998 will look much like 1997. There will be some slowing of population, housing starts and employment, but the outlook is still strong.
   Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

                            PENNSYLVANIA RISK FACTORS

   Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.
   Strong growth experienced in Pennsylvania in 1997 was unanticipated and is unlikely to continue. The peak growth was reached during the first quarter and growth in subsequent quarters has been lower. Due to Pennsylvania's improved competitive position, the Commonwealth should experience economic growth rates close to the national average. The annual rate of job growth, ranked 45th in 1995, is currently ranked 17th nationwide.
   Non-manufacturing employment has increased in recent years to 82.8% of total Commonwealth employment as of May 1998. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.2% of non-agricultural employment as of May 1998, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In May 1998, the services sector accounted for 31.8% of all non-agricultural employment while the trade sector accounted for 22.4%.

   Preliminary results from the Pennsylvania Department of Labor and Industry show Pennsylvania's total non-farm jobs increased by 61,400 or almost 1.1% from May 1997 to May 1998, a stark difference from the 106,200 gain between December 1996 and December 1997. The services industry was responsible for over one-half of all new jobs created during this period. Retail trade increased 1% or 10,000 jobs. Construction employment increased 4.6% or 9,900 jobs. Manufacturing growth decreased .3% or 2,300 jobs from May 1997 to May 1998. As of May 1998, the seasonally adjusted unemployment rate for both the Commonwealth and the United States was 4.3%.
   More jobs in 1997 brought faster growing personal income. For the four quarters ending with the first quarter of 1997, personal income in Pennsylvania rose at a rate of over 6%. This healthy advance contributed to a 6.1% increase in General Fund tax revenue for fiscal year 1996-97 due to similar increases in collections for personal income tax and the sales and use tax.
   Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP"). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.
   Fiscal 1997 Financial Results. At June 30, 1997, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of $402.7 million in the General Fund. This compares to a budgetary basis fund balance of $158.5 million at June 30, 1996. The budgetary basis fund balance for the fiscal year ended June 30, 1997 was the result of revenue collections totaling $26,149.6 million less appropriation authorizations totaling $25,835.7 million, less other net financing uses totaling $69.7 million. Included in the $25,835.7 million appropriation authorizations are $164.3 million of state supplemental appropriations and $207.0 million in federal supplemental appropriations authorized during the fiscal year.
   On a GAAP basis, at June 30, 1997, the Commonwealth's General Fund reported a fund balance of $1,364.9 million, an increase of $729.7 million from the $635.2 million fund balance at June 30, 1996. Total assets increased by $563.4 million to $4,268.5 million.
Liabilities decreased $166.3 million to $2,903.6 million.
   For fiscal year 1996-97, revenues of the Commonwealth's General, Special Revenue, Debt Service and Capital Projects Funds (collectively, the governmental funds) totaled $32,073 million, an increase of $1,147 million or 3.7% from fiscal year 1995-96. Taxes accounted for 56.6% of the total general governmental revenues. Their combined fund balances at June 30, 1997 increased by $914.6 million to $2,900.9 million. The unreserved/undesignated fund balance was $699.2 million compared to $378.2 million from the previous year.
   Fiscal 1998 Budget. Total receipts for fiscal year 1997-98 are projected at $17,077 million. Appropriations are estimated at $17,269 million. The closing balance in the General Fund (after adding the beginning balance of $403 billion and deducting lapses of $120 million) is $331 million. After a transfer to the Rainy Day Fund of $50 million, the ending balance in the General Fund for fiscal year 1997-98 is estimated at $281 million.
   Estimated revenues for 1997-98 have been raised $231.1 million due to substantial upward revisions to personal income and inheritance revenues and downward revisions to sales and use and insurance premiums taxes. The personal income tax has provided almost all of the revenue surplus. Through December 1997, fiscal year 1997-98 revenues have increased 2.8% over the same period in the prior fiscal year. Revised estimates for 1997-98 project a 2.1% increase in General Fund revenues. Total revenues, excluding proposed tax changes, are projected to increase by 2.9%.
   Proposed Fiscal 1999 Budget. The Governor's 1998-99 Budget continues a four-year record of tax cuts and fiscal discipline. The proposed 1998-99 General Fund Budget is $17.8 billion, an increase of $518 million or 3%. The total recommended budget for 1998-99 is $35.8 billion. Approximately $10.16 billion is from federal funds.
   General Fund revenue is estimated to be generated in the following percentages: 34.7% from sales tax, 34.2% from personal income tax, 12.5% from business tax, 9.3% from corporate net income tax, 5.4% from other revenues, and 3.9% from the inheritance tax. Total expenditures for fiscal year 1998-99 are estimated in the following percentages: 44.3% for education, 34.4% for health and human services, 11.3% for protection, 3.8% for direction programs, 3.1% for other programs, and 3.1% for economic development.
   Budgets for the past four years have proposed an average spending growth of 2.0%. The average growth in the enacted budgets during the previous ten-year period was 5.4%. Over $128 million in tax reductions are proposed in 1998-99 to help working families and to stimulate job creation and retention.
   After an estimated $2 million transfer to the Rainy Day Fund in 1998-99, the ending fund balance for the General Fund for fiscal year 1998-99 is estimated at $9 million. With the projected transfer at the end of 1998-99, the reserve balance in the Commonwealth's Rainy Day Fund will exceed $500 million, more than seven times the balance in 1994-95.
   Debt Administration. The Constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 29, 1997 was $34.3 billion. Outstanding capital project debt at August 29, 1997 amounted to $3.7 billion.
   In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate approved programs, such as economic revitalization, land and water development, and water facilities restoration; and for special purposes approved by the General Assembly, such as disaster relief. The total general obligation bond indebtedness outstanding at June 30, 1997 was $4,842 million. Total debt service transfers paid from General Fund and Motor License Fund appropriations during the fiscal year ended June 30, 1997 amounted to $781.5 million.
   All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and Aa3 by Moody's. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.
   In addition to general obligation bonds, the Commonwealth issues tax anticipation notes ("TANS") to meet operating cash needs during certain months of the fiscal year. The Commonwealth anticipates issuance of $225 million in General Fund TANS during the 1997-98 fiscal year. During fiscal year 1996-97, $550 million TANS were issued.
   The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated population of 1,478,002 in 1996, according to the U.S. Bureau of the Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.
   Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.
   As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia, to liquidate the cumulative General Fund balance deficit, to refund certain general obligation bonds of the City and to fund additional capital projects. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,102.4 million in Special Tax Revenue Bonds outstanding as of June 30, 1997.
   The audited General fund balance of the City as of June 30, 1995, 1996, and 1997 showed a surplus of approximately $80.5 million, $118.5 million, and $128.8 million, respectively.
   S&P's rating on Philadelphia's general obligation bonds is "BBB" and Moody's rating is "Baa2." Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.
   It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

                              VIRGINIA RISK FACTORS

   A Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia Bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.
   There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally will not adversely affect the market value of Virginia Bonds held in the portfolio of a Virginia Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.
   The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade and government (federal, state and local). Defense activity is an important component of Virginia's economy.
   The Virginia economy experienced solid growth in fiscal year 1997. Both total nonagricultural employment and personal income growth were much stronger than expected. Virginia nonagricultural employment grew by 2.9%, increasing by 90,600 jobs during fiscal year 1997, close to doubling the amount of new jobs created in fiscal year 1996. All the employment sectors, with the exception of wholesale and retail trade, recorded stronger job growth than forecast. Although job losses continued in the manufacturing and federal government sectors, they were less severe than forecast. Strong job growth pushed Virginia's unemployment rate down to 4.3% in fiscal year 1997, the lowest since fiscal year 1990.
   The Virginia standard forecast expects the Commonwealth to slightly outperform the nation in both job growth and personal income growth in the next few years. Total personal income in Virginia is forecast to grow at 5.8%, 6.0% and 6.1%, respectively, in fiscal years 1998 through 2000. In fiscal year 1998, Virginia should add 76,800 nonagricultural jobs for growth of 2.4%. The services sector is expected to again lead job growth with gains of 42,600 jobs or 4.5% growth, less than the 5.2% growth rate achieved in fiscal year 1997. Wholesale and retail trade should add almost 16,500 jobs, a slow steady growth consistent with fiscal year 1997. Construction employment is expected to slow from its brisk pace of fiscal year 1997, growing by only 2.2%, 1.1% and 1.2%, respectively, in fiscal years 1998, 1999, and 2000. Virginia's manufacturing employment is expected to improve slightly over the next three fiscal years. The forecast calls for an increase of 2,100 jobs in fiscal year 1998, followed by 0.8% and 0.7% growth in fiscal years 1999 and 2000, respectively. Job growth is forecast to continue to slow over the next biennium, growing by 2.2% in fiscal year 1999 and 1.8% in fiscal year 2000.
   The magnitude of job losses from federal government downsizing on the Virginia economy is considerably smaller than it has been in the past six fiscal years. From fiscal year 1991 to fiscal year 1997, job losses from federal government downsizing were more than 60,000, nearly a typical year's job growth. From fiscal year 1998 to 2000, job losses in the federal sector are expected to total only 4,000. Most job losses resulted from continued defense downsizing and federal government cutbacks in Northern Virginia and Hampton Roads.
   Total retail sales rose 5.4% in Virginia during fiscal year 1997, well above the 4.2% national average and stronger than the Commonwealth's fiscal year 1996 growth of 4.6%.
   The Commonwealth's total revenue comprises two types of resources: the general fund and non-general funds. More than half of the state's revenues (53%) are "non-general funds" or funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities. General fund revenues are derived from general taxes paid by citizens and businesses in Virginia.
   In fiscal year 1997, total revenues grew 8.1% to $7,949.3 million, exceeding the official forecast of $7,751.0 million (5.4% growth) by $198.3 million. This marked the seventh consecutive year that actual revenue collections exceeded the official forecast.
In five of those seven years, revenue collections were within one percent of the forecast.
   Collections of net individual income taxes contributed $141.8 million to the revenue surplus in fiscal year 1997. Receipts of corporate income taxes and sales and use taxes also exceeded their estimates. Collections of insurance company premiums taxes and public service gross receipts taxes, however, fell short of expectations. Collectively, the five major sources ended the year with a surplus of $179.7 million. The forecast for general fund revenue shows growth of 7.1% for fiscal year 1998, 5.8% for fiscal year 1999 and 6.0% growth for fiscal year 2000.
   General Fund - Cash Basis. The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. During fiscal year 1997, the General Fund received $8.6 billion in resources. Individual income taxes accounted for 55% of General Fund resources, while sales taxes made up 21%. These revenues plus other direct revenues from outside sources totaled $8.1 billion, or 95%. The remaining monies totaling $427 million came through transfers from other funds, including alcoholic beverage sales and lottery profits.
   Revenues (not including transfers) increased by $850 million over fiscal year 1996. Individual income tax revenues, which grew by 10% compared to fiscal year 1996, played a major role in this growth.
   General Fund disbursements including transfers for fiscal year 1997 totaled $8.1 billion. Expenditures totaled $6.8 billion and transfers to other funds were $1.3 billion. Education accounted for 50%, while social services, Medicaid, public health and mental health accounted for 23% of the General Fund. Expenditures, not including transfers, increased by $358 million over the prior year. Of the total increase, education accounted for 74%, while public safety accounted for another 20%.
   General Fund revenues exceeded expenditures and net transfers by $460.9 million in fiscal year 1997. In other words, the General Fund had an operating profit for the year. The profit resulted from increased tax receipts coupled with expenditures that were less than budgeted.
   The General Fund balance on a cash basis has fluctuated in previous years. In fiscal year 1993, Virginia had just come out of a severe recession. Over the next year, economic conditions continued to improve and the balance again increased. A $168 million operating deficit in fiscal year 1995, caused primarily by payments made to settle a lawsuit filed by federal retirees, reduced the General Fund balance at the end of fiscal year 1995 to $350.7 million. Fiscal year 1996's $126 million profit restored the balance of $476.3 million. Fiscal year 1997 showed a strong balance of $937.2 million.
   Balances are "committed" if there are plans in place for their use. "Available" balances may be used by the Governor and General Assembly for new projects or programs. At the end of fiscal year 1997, there was an available balance of $76.3 million, compared to an available balance of $1.1 million at the end of fiscal year 1996.
   The "rainy day" fund is required by an amendment to the State Constitution which was approved by the voters on November 7, 1992. This fund is a reserve of fund balance which can only be used if state revenues decline sharply from the previous year. Reserved funds must be appropriated by the General Assembly when revenue collections are strong compared to the average for the previous six years. The total amount reserved in fiscal year 1997 is $214.9 million. The 1998-2000 budget makes deposits to the rainy day fund totaling $211 million, bringing the amount currently available to $426.4 million, or roughly 4.5% of annual general fund revenues.
   General Fund - GAAP Basis. When the General Fund was accounted for on a GAAP basis, the fund had a positive balance of $491.8 million in fiscal year 1997, compared to a balance of $180.4 million in fiscal year 1996. Virginia fully adopted GAAP financial reporting in fiscal year 1983, and experienced GAAP deficits from fiscal year 1990-92 as a result of a recession. The deficit in fiscal year 1995 was primarily the result of the federal retiree lawsuit noted earlier. GAAP deficits may occur in Virginia without violating the state Constitution or statutes which prohibit deficit spending. However, if a General Fund GAAP deficit were to continue over time, agencies that rate state debt would view this as a problem for state finances.

   Debt Administration. The total outstanding debt of the Commonwealth as of the end of fiscal year 1997 was $10.7 billion. Long term bonds and notes represent 97% of all debt, with the remaining 3% consists of capital leases, installment purchase contracts and various other payables. A total of $1.1 billion, or 10.7% of all debt, is a general obligation of Virginia taxpayers and supported by a pledge of all tax revenues and other monies of the Commonwealth. Other tax supported debt (limited obligations) totaled $2.3 billion and was outstanding at the end of fiscal year 1997. This accounted for 21.3% of all debt on the books of the Commonwealth. Non-tax supported debt makes up 68% of all debt in the Commonwealth. The majority of this debt is issued by various authorities that are created under state law to issue bonds to finance various programs considered to provide a benefit to the public. Total debt in this category at the end of fiscal year 1997 was $7.3 billion.
   The Commonwealth of Virginia maintains a "triple A" bond rating from Standard & Poor's, Moody's Investors Service, Inc. and Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to the economic risks or uncertainties peculiar to the issuers of such securities or to the sources from which they are to be paid.

                       ESTIMATED CASH FLOWS TO UNITHOLDERS
   The tables below set forth the per Unit estimated monthly and semi-annual distributions of interest and principal to Unitholders. The tables assume no changes in expenses, no changes in the current interest rates, no exchanges, redemptions, sales or prepayments of the underlying Bonds prior to maturity or expected retirement date and the receipt of principal upon maturity or expected retirement date. To the extent the foregoing assumptions change actual distributions will vary.

   COLORADO
      MONTHLY
                                                       ESTIMATED                 ESTIMATED               ESTIMATED
               DISTRIBUTION DATES                      INTEREST                  PRINCIPAL                 TOTAL
                  (EACH MONTH)                       DISTRIBUTION              DISTRIBUTION            DISTRIBUTION
      -----------------------------------------  -----------------------  ---------------------  ----------------------
      January      1999                                  $ 1.35                                          $  1.35
      February     1999  - November   2008                 3.70                                             3.70
      December     2008                                    3.52                  $146.69                  150.21
      January      2009  - May        2009                 3.10                                             3.10
      June         2009                                    3.01                    73.35                   76.36
      July         2009  - November   2016                 2.80                                             2.80
      December     2016                                    2.66                   122.25                  124.91
      January      2017  - November   2025                 2.35                                             2.35
      December     2025                                    1.63                   339.86                  341.49
      January      2026  - August     2026                  .98                                              .98
      September    2026                                     .81                   195.60                  196.41
      October      2026  - August     2028                  .39                                              .39
      September    2028                                     .25                   122.25                  122.50

      SEMI-ANNUAL
               DISTRIBUTION DATES
                (EACH JANUARY AND                      ESTIMATED                 ESTIMATED               ESTIMATED
                   JULY UNLESS                         INTEREST                  PRINCIPAL                 TOTAL
              OTHERWISE SPECIFIED)                   DISTRIBUTION              DISTRIBUTION            DISTRIBUTION
      -----------------------------------------  -----------------------  ---------------------  ----------------------
      January      1999                                  $ 1.37                                          $  1.37
      July         1999  - July       2008                22.50                                            22.50
      December     2008                                                          $146.69                  146.69
      January      2009                                   21.70                                            21.70
      June         2009                                                            73.35                   73.35
      July         2009                                   18.44                                            18.44
      January      2010  - July       2016                17.00                                            17.00
      December     2016                                                           122.25                  122.25
      January      2017                                   16.42                                            16.42
      July         2017  - July       2025                14.32                                            14.32
      December     2025                                                           339.86                  339.86
      January      2026                                   12.21                                            12.21
      July         2026                                    6.03                                             6.03
      September    2026                                                           195.60                  195.60
      January      2027                                    3.47                                             3.47
      July         2027  - July       2028                 2.46                                             2.46
      September    2028                                     .68                   122.25                  122.93



   PENNSYLVANIA
      MONTHLY
                                                       ESTIMATED                 ESTIMATED               ESTIMATED
               DISTRIBUTION DATES                      INTEREST                  PRINCIPAL                 TOTAL
                  (EACH MONTH)                       DISTRIBUTION              DISTRIBUTION            DISTRIBUTION
      -----------------------------------------  -----------------------  ---------------------  ----------------------
      January      1999                                  $ 1.41                                          $  1.41
      February     1999  - August     2008                 3.85                                             3.85
      September    2008                                    3.70                  $116.47                  120.17
      October      2008  - November   2008                 3.36                                             3.36
      December     2008                                    3.17                    54.91                   58.08
      January      2009  - November   2026                 3.14                                             3.14
      December     2026                                    2.59                   166.39                  168.98
      January      2027  - May        2028                 2.48                                             2.48
      June         2028                                    2.03                   133.11                  135.14
      July         2028                                    1.54                   332.78                  334.32
      August       2028                                     .60                                              .60
      September    2028                                     .60                    33.27                   33.87
      October      2028  - March      2029                  .60                                              .60
      April        2029                                     .40                   166.39                  166.79

      SEMI-ANNUAL
               DISTRIBUTION DATES
                (EACH JANUARY AND                      ESTIMATED                 ESTIMATED               ESTIMATED
                   JULY UNLESS                         INTEREST                  PRINCIPAL                 TOTAL
              OTHERWISE SPECIFIED)                   DISTRIBUTION              DISTRIBUTION            DISTRIBUTION
      -----------------------------------------  -----------------------  ---------------------  ----------------------

      January      1999                                  $ 1.42                                          $  1.42
      July         1999  - July       2008                23.35                                            23.35
      September    2008                                                          $116.47                  116.47
      December     2008                                                            54.91                   54.91
      January      2009                                   20.83                                            20.83
      July         2009  - July       2026                19.05                                            19.05
      December     2026                                                           166.39                  166.39
      January      2027                                   17.84                                            17.84
      July         2027  - January    2028                15.09                                            15.09
      June         2028                                                           133.11                  133.11
      July         2028                                   13.69                   332.78                  346.47
      September    2028                                                            33.27                   33.27
      January      2029                                    3.71                                             3.71
      April        2029                                    1.65                   166.39                  168.04




   VIRGINIA
      MONTHLY
                                                       ESTIMATED                 ESTIMATED               ESTIMATED
               DISTRIBUTION DATES                      INTEREST                  PRINCIPAL                 TOTAL
                  (EACH MONTH)                       DISTRIBUTION              DISTRIBUTION            DISTRIBUTION
      -----------------------------------------  -----------------------  ---------------------  ----------------------
      January      1999                                  $ 1.38                                          $  1.38
      February     1999  - June       2010                 3.77                                             3.77
      July         2010                                    3.62                  $119.78                  123.40
      August       2010  - October    2010                 3.27                                             3.27
      November     2010                                    2.77                   143.75                  146.52
      December     2010  - October    2021                 2.68                                             2.68
      November     2021                                    2.43                   210.83                  213.26
      December     2021  - May        2024                 1.85                                             1.85
      June         2024                                    1.70                   119.79                  121.49
      July         2024  - June       2029                 1.37                                             1.37
      July         2029                                    1.23                   119.79                  121.02
      August       2029  - September  2029                  .91                                              .91
      October      2029                                     .75                   143.75                  144.50
      November     2029  - December   2029                  .38                                              .38
      January      2030                                     .25                   119.78                  120.03

      SEMI-ANNUAL
               DISTRIBUTION DATES
                  (EACH MAY AND                        ESTIMATED                 ESTIMATED               ESTIMATED
                 NOVEMBER UNLESS                       INTEREST                  PRINCIPAL                 TOTAL
              OTHERWISE SPECIFIED)                   DISTRIBUTION              DISTRIBUTION            DISTRIBUTION
      -----------------------------------------  -----------------------  ---------------------  ----------------------
      May          1999                                  $16.62                                          $ 16.62
      November     1999  - May        2010                22.85                                            22.85
      July         2010                                                          $119.78                  119.78
      November     2010                                   20.19                   143.75                  163.94
      May          2011  - May        2021                16.26                                            16.26
      November     2021                                   16.01                   210.83                  226.84
      May          2022  - May        2024                11.25                                            11.25
      June         2024                                                           119.79                  119.79
      November     2024                                    8.67                                             8.67
      May          2025  - May        2029                 8.33                                             8.33
      July         2029                                                           119.79                  119.79
      October      2029                                                           143.75                  143.75
      November     2029                                    5.65                                             5.65
      January      2030                                     .66                   119.78                  120.44
